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                                                     Amended Effective: 01/17/89
                                                               Printed: 03/21/89


                      RESTRICTED-STOCK RETIREMENT PLAN FOR
                             NON-EMPLOYEE DIRECTORS
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     1.  PURPOSE OF THE PLAN.  The purpose of the Honeywell Restricted-Stock
Retirement Plan for Non-Employee Directors ("Plan") is to grant to non-employee directors of Honeywell Inc. ("Company") awards ("Awards") of shares of Common Stock, par value $1.50 per share, of the Company ("Stock") that will be available without restriction on retirement from the Board and will increase their proprietary interest in the Company and their identification with the interests of the Company's stockholders ("Stockholders"). The Plan shall become effective on the date ("Effective Date") the Plan is approved by the Stockholders or such later date as may be established by the Board of Directors of the Company ("Board").

     2. GRANT OF AWARDS. Each non-employee director ("Director") of the Company elected at or after the 1988 Annual Meeting of Stockholders shall be granted Awards under the Plan as follows:

          (a) ANNUAL AWARDS. On the date of each Annual Meeting of Stockholders ("Annual Meeting"), each person who has served as a Director since the prior Annual Meeting shall receive an Award of Stock having the Fair Market Value (as defined in Section 3) equal to one-half the fees earned by the Director since the date of the prior Annual Meeting.

          (b) INITIAL AWARD. Each Director who, at the time of the 1988 Annual Meeting, has served at least two full years as Director shall receive an additional initial award of Stock having the Fair Market Value equal to the number of full years of service as a Director ending with the 1987 Annual Meeting times the Fair Market Value of the Award that Director receives under Section 2(a).

     3. FAIR MARKET VALUE. For purposes of determining the number of shares of Stock granted under any Award, the "Fair Market Value" of the Stock shall equal the average of the reported closing prices for the Stock on the New York Stock Exchange for the twenty (20) consecutive trading business days immediately preceding the Annual Meeting; and all fractional shares shall be rounded to the nearest whole number.

     4. ISSUANCE OF STOCK. As promptly as practical following the Annual Meeting for each Award, the Company shall issue certificates ("Certificates"), registered in the name of each Director receiving an Award, representing the number of shares of Stock covered by the Award. The Stock shall have the rights and be subject to the restrictions and other terms and conditions of the Plan.

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     5.  RIGHTS.  Upon issuance of the Certificates, the Directors in whose names they are registered shall, subject to the restrictions of the Plan, have all of the rights of a Stockholder with respect to the Stock, including the right to vote the Stock and receive cash dividends and other cash distributions thereon.

     6. RESTRICTED PERIOD. The Stock shall be subject to the restrictions of the Plan for a period ("Restricted Period") running until the Director has served five years as a Director (including time served prior to issuance of a Certificate) and until the first to occur of the following events:

          (a) the Director retires from the Board in compliance with the Board's retirement policy as then in effect;

          (b) the Director's service on the Board terminates as a result of not being nominated for reelection by the Board, but not as a result of the Director's declining to serve again;

          (c) the Director's service on the Board terminates because the Director, although nominated for reelection by the Board, is not reelected by the Stockholders;

          (d) the Director is unable to serve because of disabilities;

          (e) the Director dies; or

          (f) the occurrence of a Change in Control (as defined below).

          For purposes of the Plan, a "Change in Control" of the Company shall have occurred if:

               (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

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               (ii)  during any period of two consecutive years (not including any period prior to the execution of this amendment to the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
          (i), (iii) or (iv) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
          (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     7. FORFEITURE OF STOCK. If the date ("Termination Date") a Director's service on the Board terminates is before the end of the Restricted Period, the Director shall forfeit and return to the Company all Stock awarded to the Director under the Plan.

     8. RECEIPT OF STOCK. If a Director's Termination Date is at or after the end of the Restricted Period, the Director shall receive, free and clear of the restrictions of the Plan, all Stock previously awarded under the Plan.

     9. RESTRICTIONS. The Stock shall be subject to the following restrictions during the Restricted Period:

          (a) The Stock shall be subject to forfeiture to the Company as provided in the Plan.

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          (b) The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of; and neither the right to receive Stock nor any interest under the Plan may be assigned by a Director, and any attempted assignment shall be void.

          (c) The Certificates shall be held by the Company and shall, at the option of the Company, bear an appropriate restrictive legend and be subject to appropriate "stop transfer" orders. The Director shall deliver to the Company a stock power endorsed in blank to the Company.

          (d) Any additional Stock or other securities or property (other than cash) that may be issued with respect to Stock awarded under the Plan as a result of any stock dividend, stock split, business combination or other event, shall be subject to the restrictions and other terms and conditions of the Plan.

          (e) A Director shall not be entitled to receive any Stock prior to the completion of any registration or qualification of the Stock under any federal or state law or governmental rule or regulation that the Company, in its sole discretion, determines to be necessary or advisable.

     10. WAIVER. In the event a Director's service on the Board terminates, the Board, in its sole discretion, may waive the forfeiture provisions of
Section 7 as to some or all of the Stock subject to forfeiture thereunder.

     11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee ("Committee") that shall be the Nominating Committee of the Board or such other committee of Directors as may be designated by the Board. The Committee shall have full power, discretion and authority to interpret and administer the Plan, except that the Committee shall have no power to (a) determine the eligibility for Awards or the number of shares of Stock or timing or value of Awards to be granted to any Director, or (b) take any action specifically delegated to the Board under the Plan. The Committee's interpretations and actions shall, except as otherwise determined by the Board, be final, conclusive and binding on all persons for all purposes.

     12. AMENDMENT OR TERMINATION OF THE PLAN. The Board may, at any time, amend or terminate the Plan; but no amendment or termination shall, without the written consent of a Director, reduce the Director's rights under previously granted Awards. No amendment shall, without approval of the Stockholders, increase the percentage of fees on which an Annual Award is based in Section 2(a), or modify the requirements of Sections 1 and 2 as to eligibility for participation in the Plan.

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     13.  NO RIGHT TO RENOMINATION.  Nothing in the Plan or in any Award shall confer upon any Director the right to be nominated for reelection to the Board.

     14. STATEMENT OF ACCOUNT. Each Director shall receive an annual statement, within thirty days following each Annual Meeting, showing the number of shares of Stock that have been awarded to the Director under the Plan.